Exhibit 10.20
AMENDMENT NUMBER SEVENTEEN
to the
Master Repurchase Agreement
dated as of May 30, 2002
by and between
NEW CENTURY FUNDING SB-1, a Delaware statutory trust
and
CITIGROUP GLOBAL MARKETS REALTY CORP.
(as successor to SALOMON BROTHERS REALTY CORP.)
          This AMENDMENT NUMBER SEVENTEEN (this “Amendment Number Seventeen”) is made this 7th day of July, 2006, by and among NEW CENTURY FUNDING SB-1, a Delaware statutory trust, having an address at c/o Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware, 19801 (“NC SB-1”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (as successor to Salomon Brothers Realty Corp.), having an address at 390 Greenwich Street, New York, New York 10013 (the “Buyer”) to the Master Repurchase Agreement, dated as of May 30, 2002, between NC SB-1 and the Buyer, as amended (the “Agreement”).
RECITALS
     WHEREAS, the Buyer and NC SB-1 have agreed to amend the Agreement to extend the termination date thereof; and
     WHEREAS, as of the date of this Amendment Number Seventeen, NC SB-1 represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
     SECTION 1. Effective as of July 10, 2006, Section 27 of the Agreement shall be amended by substituting “July 31, 2006” for “July 10, 2006” in clause (i) thereof.
     SECTION 2. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Seventeen, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment Number Seventeen, the Seller is in full compliance with all of the terms and conditions of the Agreement and the Letter Agreement and no Default, Event of Default or Material Adverse Change has occurred under the Agreement.
     SECTION 3. Fees and Expenses. The Seller agrees to pay to the Buyer all fees and out of pocket expenses incurred by the Buyer in connection with this Amendment Number Seventeen and all other related documentation (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel incurred in connection with the foregoing documents), in accordance with Section 22 of the Agreement.
     SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.
     SECTION 5. Limited Effect. This Amendment Number Seventeen shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Seventeen, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Seventeen need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.
     SECTION 6. GOVERNING LAW. THIS AMENDMENT NUMBER SEVENTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     SECTION 7. Counterparts. This Amendment Number Seventeen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment Number Seventeen to be executed and delivered by their duly authorized officers as of the day and year first above written.

NEW CENTURY FUNDING SB-1

By: Christiana Bank & Trust Company, not in
its individual capacity but solely as owner trustee

By:	/s/ James M. Young

Name: James M. Young
Title: Assistant Vice President

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Bobbie Theivakumaran

Name: Bobbie Theivakumaran
Title: Authorized Agent
     Each of the undersigned Guarantors under the Amended and Restated Guaranty and Pledge Agreement dated as of October 1, 2004, as amended, hereby acknowledges and agrees to the amendments and modifications to the Master Repurchase Agreement made pursuant to this Amendment Number Sixteen.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Kevin Cloyd

Name: Kevin Cloyd
Title: EVP

NEW CENTURY FINANCIAL CORPORATION
(f/k/a New Century REIT, Inc.)

By:	/s/ Kevin Cloyd

Name: Kevin Cloyd
Title: EVP

By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and CEO